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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 28, 2006


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


                               The Priory, Haywards Heath,
                               West Sussex, UK, RH16 3LB
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          (Address of principal executive offices, including Zip Code)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)-255149


      Former address:- Paxhill, Park Lane, Lindfield, West Sussex, RH16 2QS
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 28, 2006, the Company entered into a share purchase agreement to acquire the remaining 49% of the outstanding shares of Union Prospection Miniere (UPM), a Madagascan private limited company, in a share transaction with the remaining 4 individual, unrelated shareholders, who are residents of Madagascar. In essence, these shareholders now become shareholders in Mayfair Mining & Minerals, Inc., and they have now committed to work with the company to expand Mayfair's business activities in the sapphire mining and gemstone industry, in Madagascar.

The total consideration for the remaining 49% holding in UPM was 490,000 restricted common shares of Mayfair, which is in addition to the US $640,000 cash transaction announced April 7, 2006 with Sapphire Fields Limited, whereby the company acquired 51% ownership of UPM. The company now owns 100% of UPM.

In conjunction with the company's partners in Madagascar, a comprehensive business plan is now being drafted outlining the corporate direction and development of the company's goals in Madagascar. These proposed activities include the acquisition of further precious metals and mineral mining claims for exploration and development, further development and funding to increase production at the company's Benahy-Imaloto or Ampasimamitaka sapphire mine, further exploration of the company's other properties, such as Lovokadabo, the establishment of additional gold and gemstone buying offices in the main towns around the coast of Madagascar and the establishment of a new gemstone and jewellery website to market the company's anticipated production.

There are no material relationships between the registrant or its affiliates and any of the parties, other than in respect of the agreement.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a-c) Not applicable

      (d) Exhibits.

          Exhibit 99.1     Press Release



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of June, 2006.
                                        MAYFAIR MINING & MINERALS, INC.

                                        By: /s/ "Clive de Larrabeiti"
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                                        Clive de Larrabeiti, President